PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net
	December 31,	December 31,
	2013	2014
Computer and software	$7,116,803	$6,925,835
Furniture and fixtures	692,149	539,975
Leasehold improvement	665,828	400,525
Total	8,474,780	7,866,335
Less: accumulated depreciation	(4,388,835)	(5,292,254)
Property and equipment, net	$4,085,945	$2,574,081